Exhibit 10.4
CHARTER COMMUNICATIONS, INC.
400 Washington Boulevard
Stamford, CT 06902

Liberty Broadband Corporation	Advance/Newhouse Partnership
12300 Liberty Boulevard	5823 Widewaters Parkway
Englewood, Colorado 80112	East Syracuse, NY 13057
Attention: Chief Legal Officer	Attention: Steven A. Miron

March 5, 2026

Re: Amendment Agreement

With reference to Amendment No. 1 to the Second Amended and Restated Stockholders Agreement and the Letter Agreement (“Amendment No. 1”) amending that certain Second Amended and Restated Stockholders Agreement, dated as of May 23, 2015, by and among Charter Communications, Inc., a Delaware corporation (the “Company”), Liberty Broadband Corporation, a Delaware corporation (“Liberty”) and Advance/Newhouse Partnership, a New York general partnership (“A/N” and such agreement, as amended prior to the date hereof, including by Amendment No. 1, the “Stockholders Agreement”) and that certain letter agreement regarding stock repurchases, dated as of February 23, 2021, by and between the Company and Liberty (as amended by Amendment No. 1, the “Letter Agreement”), and notwithstanding anything to the contrary in Amendment No. 1, the Stockholders Agreement or the Letter Agreement, the parties hereby agree to the following:

1.All capitalized terms used but not defined in this letter agreement shall have the respective meanings ascribed to them in Amendment No. 1 (including by reference therein to any other agreement).

2.Each of (i) LBC Cash Liabilities and (ii) clause (b)(1) of the definition of “Minimum Repurchase Amount” as of any Monthly Determination Date shall be determined by reference to the time period commencing on (and excluding) such Monthly Determination Date and ending on (and including) the immediately succeeding Monthly Determination Date.

3.The Repurchase Notice in respect of the Repurchase Period ending March 31, 2026 shall be delivered no later than March 31, 2026, and the Repurchase Date in respect of such Repurchase Period shall be April 2, 2026, except as otherwise mutually agreed.

4.Except as otherwise expressly amended or modified hereby, all of the terms and conditions of Amendment No. 1, the Stockholders Agreement and the Letter Agreement shall continue in full force and effect. This letter agreement shall be subject to Sections 8.2 through 8.13 of the Existing Stockholders Agreement, which are hereby incorporated by reference herein, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed.

CHARTER COMMUNICATIONS, INC.

By:	/s/ Jessica Fischer
Name: Jessica Fischer
Title: Chief Financial Officer

LIBERTY BROADBAND CORPORATION

By:	/s/ Brittany A. Uthoff
Name: Brittany A. Uthoff
Title: Vice President and Assistant Secretary

ADVANCE/NEWHOUSE PARTNERSHIP

By:	/s/ Steven A. Miron
Name: Steven A. Miron
Title: Chief Executive Officer

[Signature Page to Letter Agreement]